                                                                    Exhibit 10.1

           CONDITIONAL WAIVER, AMENDMENT NO. 5 TO CREDIT AGREEMENT AND
                      AMENDMENT NO. 1 TO SECURITY AGREEMENT


                  CONDITIONAL WAIVER AND AMENDMENT NO. 5, dated as of August 22, 2001 (this "Waiver and Amendment"), to the CREDIT AGREEMENT, dated as of May 21, 1998, among Apogee Enterprises, Inc., a Minnesota corporation (the "Borrower"), each of the lenders from time to time parties thereto (collectively, the "Lenders"), and The Bank of New York, as L/C Issuer, Administrative Agent for the Lenders and Swing Line Lender, as such Credit Agreement has been amended from time to time (the "Credit Agreement").

                  AMENDMENT NO. 1, dated as of August 22, 2001 to the SECURITY AGREEMENT, dated as of June 13, 2000, among the Borrower, the Debtors parties thereto, and The Bank of New York, as Administrative Agent and Collateral Agent (the "Security Agreement").

                                    RECITALS
                                    --------

         A. The Borrower has requested an amendment of the Credit Agreement and Security Agreement to clarify provisions related to the release of collateral and has requested a waiver under certain provisions of the Credit Agreement in order to undertake certain transactions described in this Waiver and Amendment.

         B. The Lenders desire to clarify the provisions related to the release of collateral and to grant a conditional waiver for the transactions described in this Waiver and Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

              Section 1. Amendment to Credit Agreement.
                         -----------------------------

              Pursuant to Section 11.05 of the Credit Agreement, Section 11.05(a) of the Credit Agreement shall be amended to read in its entirety as follows:

              "(a) Any provision of this Agreement may be amended, modified, supplemented or waived, but only by a written amendment or supplement, or written waiver, signed by the Borrower and either the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent), or the Administrative Agent with the consent of the Required Lenders; provided, however, that no such amendment, modification, or waiver shall, unless signed by all the Lenders, or by the Administrative Agent with the consent of all the Lenders, (i) increase or decrease (other than a pro rata decrease) the Commitment of any Lender or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone any scheduled payment of principal of or interest on any Loan or any fees hereunder, (iv) postpone any reduction or termination of any Commitment or any mandatory prepayment related thereto, (v) release the Subsidiary Guaranties, (vi) change the definition of "Required Lenders" or (vii) amend, modify, supplement or waive the provisions of this Section 11.05."

                  Section 2. Amendment to Security Agreement.
                             -------------------------------

                  Pursuant to Sections 14(a) and 14(b) of the Security Agreement, Section 3(f) of the Security Agreement shall be amended to read in its entirety as follows:

                  "(f) Subject to Sections 4(b), 5(a), 6(b), 6(c), 7, and 9(c) hereof, and except for the transfer of assets as expressly and specifically permitted under the terms of the Credit Agreement and this Agreement, each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein. For transfers of assets specifically permitted by this Section 3(f), upon reasonable request by the Borrower, the Agent will have the authority to execute and deliver any certificates, amendments to financing statements or other similar documents or instruments necessary or required to release the security interest of the Agent and the Secured Creditors in the assets to be transferred, provided that the Borrower has delivered to the Agent a written communication acceptable to the Agent certifying compliance of such transfer with this Section and the conditions on such transfer imposed by this Agreement or the Credit Agreement."

                  Section 3. Sale of Assets Release.
                             ----------------------

                  The parties understand that the Borrower and/or certain of its Subsidiaries may be in the process of selling certain real property currently owned by them: (1) excess land owned by Tru Vue, Inc., (2) 23 Harmon Glass Company retail shops (the "Retail Shops") and (3) 5 Harmon Autoglass Distribution Depots (the "Distribution Depots"). For the avoidance of doubt, the Secured Creditors under the Security Agreement release any security interest in any equipment or inventory located at, or to be sold with, the Retail Shops or Distribution Depots, provided that such sale is conducted in compliance with
Section 3(f) of the Security Agreement and Section 7.02(a) of the Credit Agreement.

                  Section 4. Conditional Waiver on Mortgage Transactions.
                             -------------------------------------------

                  (a)  Understandings. The parties understand the following:

                  (1) The Borrower and certain of its Subsidiaries desire to enter into certain mortgage transactions on real property owned by the Borrower and/or these Subsidiaries and grant mortgage liens in addition to any liens already in existence;

                  (2) Such proposed transactions may take the form of traditional mortgage liens, sale-leaseback transactions, or sale-leaseback transactions through a special purpose entity (the "Mortgage Transactions"); and

                  (3) This Waiver and Amendment is being executed and delivered prior to the Mortgage Transactions being negotiated or resulting in definitive documentation.

                  (b) Waivers. Pursuant to Section 11.05 of the Credit Agreement, the Lenders hereby waive (insofar as necessary to permit the Borrower and its Subsidiaries to negotiate, draft and execute and perform under documents related to, and structure and participate in transactions contemplated by the documents related to, any Mortgage Transaction) the restrictions contained in

                  (1) Section 7.02(a) of the Credit Agreement on sales,
                      transfers and leases of property;

                  (2) Section 7.02(b) of the Credit Agreement on liens;

                  (3) Section 7.02(c) of the Credit Agreement on additional
                      indebtedness; and

                  (4) Section 7.02(d) of the Credit Agreement on investments and
                      Section 7.02(g) of the Credit Agreement on stock issuances of Subsidiaries, but only insofar as to permit the Borrower or any one of its Subsidiaries to create a special purpose vehicle deemed necessary or advisable by the Borrower to execute a Mortgage Transaction;

in each case subject to the conditions described in Section 4(c) of this Waiver and Amendment. Anything herein or elsewhere to the contrary notwithstanding, such waivers are granted only insofar as necessary to permit the Mortgage Transactions.

                  (c) Conditions. The waivers in Section 4(b) above will not be effective, and shall become immediately null, void and unenforceable in their entirety, if any of the following conditions are not satisfied:

                  (1) in the aggregate, the Mortgage Transactions may not relate to real property having a Fair Market Value (as certified under the Credit Agreement) of greater than $60 million and any New Indebtedness from the Mortgage Transactions may not be in an amount greater than $50 million;

                  (2) notwithstanding Section 7.02(a) of the Credit Agreement and, in particular, its conditions for sale-leaseback transactions, all of the net proceeds (100%) of any Mortgage Transaction shall be deemed to be proceeds of New Indebtedness, not proceeds of a sale, transfer or lease, and must be used by the Borrower and its Subsidiaries to
                      (i) reduce the Total Commitment by an amount equal to such net proceeds in accordance with Section 2.03(c) of the Credit Agreement, and (ii) prepay Loans in an amount equal to such net proceeds in accordance with Section 2.05(b) of the Credit Agreement not later than the close of business on the third Business Day after the receipt of such proceeds;

                  (3) transfers and leases of real property will be permitted between the Borrower or any of its Subsidiaries and an Affiliate, but only insofar as to permit the execution of a Mortgage Transaction involving a special purpose entity that is an Affiliate or as otherwise permitted under the Credit Agreement;

                  (4) prior to execution of any documents related to a Mortgage
                      Transaction, the Borrower shall provide a copy of all draft documents (including any and all schedules or exhibits thereto) to the Administrative Agent and the Agent, in its sole discretion, shall have determined (as Administrative promptly as practicable after receipt of such documents) that (i) the documents and provisions contained therein are consistent with the requirements of the Credit Agreement as modified or waived by this Waiver and Amendment; and (ii) the Mortgage Transaction described by such documents satisfies all of the conditions set forth in this Section 4(c); and

                  (5) the Borrower or the appropriate Subsidiary executes a
                      Mortgage Transaction that satisfies all of the conditions set forth in this Section 4(c).

                  Section 5. Miscellaneous.
                             -------------

                  (a) All capitalized terms not otherwise defined in this Waiver and Amendment shall have the meanings ascribed to them in the Credit Agreement or the Security Agreement.

                  (b) All provisions in Article XI of the Credit Agreement and
Section 14 of the Security Agreement shall apply to this Waiver and Amendment with equal force and effect as if restated completely herein.

                  (c) Except as set forth in this Waiver and Amendment, the Credit Agreement and the Security Agreement shall remain in full force and effect without amendment, modification or waiver. Execution and delivery hereof by a Lender or the Agent shall not preclude the exercise by such Lender or the Agent of any rights under the Credit Agreement or the Security Agreement (each as amended by this Waiver and Amendment).

                  (d) This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

                  (e) This Waiver and Amendment shall be effective on the first date as of which a counterpart hereof has been executed and delivered to the Administrative Agent by the Borrower and all of the Lenders under the Credit Agreement.

                      [THE NEXT PAGE IS A SIGNATURE PAGE.]

                       [CREDIT AGREEMENT SIGNATURE PAGES]


                  IN WITNESS WHEREOF, the parties to the Credit Agreement have caused this Waiver and Amendment to be duly executed as of the date first above written.

                              APOGEE ENTERPRISES, INC.


                              By:  /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P. - Treasurer

                              THE BANK OF NEW YORK, as
                              Administrative Agent, L/C Issuer and Swing Line Lender in the Credit Agreement


                              By:    /s/ John-Paul Marotta
                                  --------------------------------------
                                   Name:  John-Paul Marotta
                                   Title:  Vice President

                              LENDERS (and other Agents)
                              --------------------------

                              THE BANK OF NEW YORK, as a Lender in
                              the Credit Agreement


                              By:    /s/ John-Paul Marotta
                                  --------------------------------------
                                   Name:  John-Paul Marotta
                                   Title:  Vice President

                              U.S. BANK NATIONAL ASSOCIATION, as|
                              Syndication Agent and a Lender in the Credit
                              Agreement


                              By:    /s/ Matthew A. Ross
                                  --------------------------------------
                                   Name:  Matthew A. Ross
                                   Title:  Sr. Vice President

                              HARRIS TRUST AND SAVINGS BANK, as
                              Documentation Agent and a Lender in the Credit Agreement


                              By:     /s/ Andrew T. Claar
                                  --------------------------------------
                                   Name:  Andrew T. Claar
                                   Title:  Vice President

                              THE BANK OF NOVA SCOTIA, as Co-Agent
                              and a Lender in the Credit Agreement


                              By:    /s/ M.A. Thomas
                                  --------------------------------------
                                   Name:  M.A. Thomas
                                   Title:  Senior Manager

                              COMERICA BANK, as Co-Agent and a Lender
                              in the Credit Agreement


                              By:    /s/ Timothy O'Rourke
                                  --------------------------------------
                                   Name:  Timothy O'Rourke
                                   Title:  Vice President

                              SUMITOMO MITSUI BANKING CORPORATION,
                              as a Lender in the Credit Agreement


                              By:    /s/ John H. Kemper
                                  --------------------------------------
                                   Name:  John H. Kemper
                                   Title:  Senior Vice President

                              WELLS FARGO BANK, N.A., as a Lender in
                              the Credit Agreement


                              By:    /s/  Molly S. Van Metre
                                  --------------------------------------
                                   Name:  Molly S. Van Metre
                                   Title:  Vice President and Senior Banker

                              WELLS FARGO BANK, N.A., as a Lender in
                              the Credit Agreement


                              By:    /s/  Chad M. Kortgard
                                  --------------------------------------
                                   Name:  Chad M. Kortgard
                                   Title:  Assistant Vice President

                              REGIONS BANK, as a Lender in the Credit
                              Agreement


                              By:    /s/ Tammy M. Foschee
                                  --------------------------------------
                                   Name:  Tammy M. Foschee
                                   Title:  Assistant Vice President

                      [SECURITY AGREEMENT SIGNATURE PAGES]


                  IN WITNESS WHEREOF, the parties to the Security Agreement have caused this Waiver and Amendment to be duly executed as of the date first above written.

                              DEBTORS:
                              -------

                              APOGEE ENTERPRISES, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              HARMON, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              VIRACON/CURVLITE, INC.

                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              APOGEE WAUSAU GROUP, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              VIRACON, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              VIRATEC THIN FILMS, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              TRU VUE, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              HARMON GLASS COMPANY


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer

                              VIRACON GEORGIA, INC.


                              By:    /s/ Gary R. Johnson
                                  --------------------------------------
                                   Name:  Gary R. Johnson
                                   Title:  V.P.  - Treasurer



                              Accepted and Agreed to in New York,
                              New York as of the date first above written

                              THE BANK OF NEW YORK,
                              as Agent for the Secured Creditors


                              By:    /s/ Paul Marotta
                                  --------------------------------------
                                   Name:  John-Paul Marotta
                                   Title:  Vice President